Exhibit 99.2


Merrill Lynch & Co., Inc.                                 Attachment I
----------------------------------------------------------------------
Preliminary Unaudited Earnings Summary

                                                         Percent Inc /
                            For the Three Months Ended      (Dec)
                            -------------------------- ---------------
                            June 30, March 31, July 1,   2Q06    2Q06
(in millions, except per                                  vs.     vs.
 share amounts)               2006     2006     2005     1Q06    2Q05
                            -------- --------- -------  ------  ------

Net Revenues
  Asset management and
   portfolio service fees    $1,773    $1,679  $1,431       6 %   24 %
  Commissions                 1,586     1,602   1,247      (1)    27
  Investment banking          1,162       965     920      20     26
  Principal transactions      1,182     1,993   1,006     (41)    17
  Revenues from consolidated
   investments                  186       104      84      79    121
  Other                       1,110       554     664     100     67
                            -------- --------- -------
    Subtotal                  6,999     6,897   5,352       1     31

  Interest and dividend
   revenues                   9,690     8,664   5,974      12     62
  Less interest expense       8,531     7,599   5,007      12     70
                            -------- --------- -------
    Net interest profit       1,159     1,065     967       9     20
                            -------- --------- -------

  Total Net Revenues          8,158     7,962   6,319       2     29
                            -------- --------- -------

Non-Interest Expenses
  Compensation and benefits   3,980     5,750   3,148     (31)    26
  Communications and
   technology                   429       453     395      (5)     9
  Brokerage, clearing, and
   exchange fees                253       248     216       2     17
  Occupancy and related
   depreciation                 249       241     227       3     10
  Professional fees             196       200     183      (2)     7
  Advertising and market
   development                  191       144     160      33     19
  Expenses of consolidated
   investments                  145        47      35     209    314
  Office supplies and
   postage                       57        57      51       0     12
  Other                         309       229     309      35      0
                            -------- --------- -------

  Total Non-Interest
   Expenses                   5,809     7,369   4,724     (21)    23
                            -------- --------- -------

Earnings Before Income
 Taxes                        2,349       593   1,595     296     47

Income tax expense              716       118     460     507     56
                            -------- --------- -------

Net Earnings                 $1,633      $475  $1,135     244     44
                            ======== ========= =======

Preferred Stock Dividends       $45       $43     $17       5    165
                            ======== ========= =======

Net Earnings Applicable to
 Common Stockholders         $1,588      $432  $1,118     268     42
                            ======== ========= =======

Earnings Per Common Share
  Basic                       $1.79     $0.49   $1.25     265     43
  Diluted                     $1.63     $0.44   $1.14     270     43

Average Shares Used in
 Computing Earnings Per
 Common Share
  Basic                       885.4     883.7   897.5       0     (1)
  Diluted                     973.3     981.1   978.5      (1)    (1)

Annualized Return on
 Average Common Equity         18.6%      5.1%   14.3%

----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                                Attachment II
----------------------------------------------------------------------
Preliminary Unaudited Earnings Summary

                                         For the Six Months
                                               Ended
                                         ------------------
                                         June 30,  July 1,    Percent
                                                               Inc /
(in millions, except per share amounts)    2006      2005      (Dec)
                                         --------  -------- ----------

Net Revenues
  Asset management and portfolio service
   fees                                   $3,452    $2,866        20 %
  Commissions                              3,188     2,588        23
  Investment banking                       2,127     1,733        23
  Principal transactions                   3,175     1,951        63
  Revenues from consolidated investments     290       211        37
  Other                                    1,664     1,034        61
                                         --------  --------
    Subtotal                              13,896    10,383        34

  Interest and dividend revenues          18,354    11,505        60
  Less interest expense                   16,130     9,337        73
                                         --------  --------
    Net interest profit                    2,224     2,168         3
                                         --------  --------

  Total Net Revenues                      16,120    12,551        28
                                         --------  --------

Non-Interest Expenses
  Compensation and benefits                9,730     6,244        56
  Communications and technology              882       791        12
  Brokerage, clearing, and exchange fees     501       435        15
  Occupancy and related depreciation         490       460         7
  Professional fees                          396       361        10
  Advertising and market development         335       286        17
  Expenses of consolidated investments       192       120        60
  Office supplies and postage                114       103        11
  Other                                      538       487        10
                                         --------  --------

  Total Non-Interest Expenses             13,178     9,287        42
                                         --------  --------

Earnings Before Income Taxes               2,942     3,264       (10)

Income tax expense                           834       917        (9)
                                         --------  --------

Net Earnings                              $2,108    $2,347       (10)
                                         ========  ========

Preferred Stock Dividends                    $88       $24       267
                                         ========  ========

Earnings Per Common Share
  Basic                                    $2.28     $2.57       (11)
  Diluted                                  $2.07     $2.36       (12)

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                                    884.6     902.7        (2)
  Diluted                                  977.2     985.9        (1)

Annualized Return on Average Common
 Equity                                     11.9%     14.9%

----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                               Attachment III
----------------------------------------------------------------------

    Reconciliation of "Non-GAAP" Measures

    Merrill Lynch adopted Statement of Financial Accounting Standards No. 123 (as revised in 2004) for stock-based employee compensation during the first quarter of 2006. Additionally, as a result of a comprehensive review of the retirement provisions in its stock-based compensation plans, Merrill Lynch also modified the retirement eligibility requirements of existing stock awards in order to facilitate transition to more stringent retirement eligibility requirements for future stock awards. These modifications and the adoption of the new accounting standard required Merrill Lynch to accelerate the recognition of compensation expenses for affected stock awards, resulting in the "one-time compensation expenses." These changes represent timing differences and are not economic in substance. Management believes that while the results excluding the one-time expenses are considered "non-GAAP" measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.

----------------------------------------------------------------------

Preliminary Unaudited Earnings Summary
--------------------------------------


                                      For the Three Months Ended
                                            March 31, 2006
                                 -------------------------------------
(in millions, except per share   Excluding One- Impact of One-
 amounts)                             time           time
                                  Compensation   Compensation   GAAP
                                     Expenses       Expenses    Basis
                                 -------------------------------------

Net Revenues                            $7,962             $-   $7,962
                                 -------------- -------------- -------

Non-Interest Expenses
  Compensation and benefits              3,991          1,759    5,750
  Non-compensation expenses              1,619              -    1,619
                                 -------------- -------------- -------
  Total Non-Interest Expenses            5,610          1,759    7,369
                                 -------------- -------------- -------

Earnings Before Income Taxes             2,352         (1,759)     593

Income Tax Expense                         700           (582)     118
                                 -------------- -------------- -------

Net Earnings                            $1,652        $(1,177)    $475
                                 ============== ============== =======

Preferred Stock Dividends                  $43             $-      $43
                                 ============== ============== =======

Net Earnings Applicable to Common
 Stockholders                           $1,609        $(1,177)    $432
                                 ============== ============== =======

Earnings Per Common Share
  Basic                                  $1.83         $(1.34)   $0.49
  Diluted                                $1.65         $(1.21)   $0.44

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                                  878.0            5.7    883.7
  Diluted                                975.4            5.7    981.1



                                         For the Six Months Ended
                                              June 30, 2006
                                 -------------------------------------
(in millions, except per share   Excluding One-    Impact of
 amounts)                            time         One-time
                                  Compensation   Compensation   GAAP
                                    Expenses(1)    Expenses(1)  Basis
                                 -------------- -------------- -------

Net Revenues                           $16,120             $-  $16,120
                                 -------------- -------------- -------

Non-Interest Expenses
  Compensation and benefits              7,971          1,759    9,730
  Non-compensation expenses              3,448              -    3,448
                                 -------------- -------------- -------
  Total Non-Interest Expenses           11,419          1,759   13,178
                                 -------------- -------------- -------

Earnings Before Income Taxes             4,701         (1,759)   2,942

Income Tax Expense                       1,416           (582)     834
                                 -------------- -------------- -------

Net Earnings                            $3,285        $(1,177)  $2,108
                                 ============== ============== =======

Preferred Stock Dividends                  $88             $-      $88
                                 ============== ============== =======

Net Earnings Applicable to Common
 Stockholders                           $3,197        $(1,177)  $2,020
                                 ============== ============== =======

Earnings Per Common Share
  Basic                                  $3.63         $(1.35)   $2.28
  Diluted                                $3.28         $(1.21)   $2.07

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                                  881.7            2.9    884.6
  Diluted                                974.4            2.8    977.2

----------------------------------------------------------------------

Financial Ratios
----------------

                          For the Three Months    For the Six Months
                                 Ended                  Ended
                             March 31, 2006         June 30, 2006
                         ----------------------  ---------------------
                          Excluding               Excluding
                          One-time                One-time
                         Compensation   GAAP     Compensation   GAAP
(in millions)              Expenses     Basis      Expenses(1)  Basis
                         ----------------------  ---------------------

Compensation and
 benefits (a)                 $3,991    $5,750        $7,971   $9,730
Net Revenues (b)               7,962     7,962        16,120   16,120
Ratio of compensation
 and benefits to net
 revenues (a)/(b)               50.1%     72.2%         49.4%    60.4%

-----------------------------------------------  ---------------------

Income Tax Expense (a)          $700      $118        $1,416     $834
Earnings Before Income
 Taxes (b)                     2,352       593         4,701    2,942
Effective Tax Rate (a)/(b)      29.8%     19.9%         30.1%    28.3%

-----------------------------------------------  ---------------------

Earnings Before Income
 Taxes (a)                    $2,352      $593        $4,701   $2,942
Net Revenues (b)               7,962     7,962        16,120   16,120
Pre-tax Profit Margin
 (a)/(b)                        29.5%      7.4%         29.2%    18.3%

-----------------------------------------------  ---------------------

Average Common Equity        $33,800   $33,800       $33,848  $33,848
Average impact of one-
 time compensation
 expenses                       (145)        -          (145)       -
                         ------------ ---------  ------------ --------
Average Common Equity
 (a)                          33,655    33,800        33,703   33,848

Annualized Net Earnings
 Applicable to Common
 Stockholders (b)              6,436     1,728         6,394    4,040
Annualized Return on
 Average Common  Equity
 (b)/(a)                        19.1%      5.1%         19.0%    11.9%

----------------------------------------------------------------------

    (1) For purposes of comparison with previously published results, data excluding the impact of the one-time compensation expenses for the first six months of 2006 assumes the impact of the one-time compensation expenses is limited to the first quarter of 2006.

Merrill Lynch & Co., Inc.                                Attachment IV
----------------------------------------------------------------------
Preliminary Segment Data (unaudited)


                                                            Percent
                             For the Three Months Ended   Inc / (Dec)
                             -----------------------------------------
                                                         2Q06    2Q06
                             June 30, March 31, July 1,   vs.     vs.
(dollars in millions)          2006     2006     2005    1Q06    2Q05
                             -------- -------- -------- ------- ------

Global Markets & Investment
 Banking
  Global Markets
      Debt Markets            $1,725   $2,091   $1,606    (18)%    7 %
      Equity Markets           1,877    1,573    1,022     19     84
                             -------- -------- --------
     Total Global Markets
      net revenues             3,602    3,664    2,628     (2)    37
  Investment Banking (1)
    Origination:
      Debt                       367      395      374     (7)    (2)
      Equity                     315      237      223     33     41
    Strategic Advisory
     Services                    296      257      214     15     38
                             -------- -------- --------
     Total Investment
      Banking net revenues       978      889      811     10     21
                             -------- -------- --------
     Total net revenues (a)    4,580    4,553    3,439      1     33
                             -------- -------- --------

     Pre-tax earnings          1,493      212    1,098    604     36
     Impact of one-time
      compensation expenses        -    1,369        -   (100)   N/M
                             -------- -------- --------
     Pre-tax earnings
      excluding one-time
      compensation expenses
      (b)                      1,493    1,581    1,098     (6)    36

     Pre-tax profit margin      32.6%     4.7%    31.9%
     Pre-tax profit margin
      excluding one-time
      compensation expenses
      (b)/(a)                   32.6%    34.7%    31.9%
----------------------------------------------------------------------

Global Private Client
    Fee-based revenues        $1,533   $1,458   $1,286      5     19
    Transactional and
     origination revenues        902      899      786      0     15
    Net interest profit and
     related hedges(2)           554      527      420      5     32
    Other revenues                56       55       76      2    (26)
                             -------- -------- --------
     Total net revenues (a)    3,045    2,939    2,568      4     19
                             -------- -------- --------

     Pre-tax earnings            701      365      457     92     53
     Impact of one-time
      compensation expenses        -      281        -   (100)   N/M
                             -------- -------- --------
     Pre-tax earnings
      excluding one-time
      compensation expenses
      (b)                        701      646      457      9     53

     Pre-tax profit margin      23.0%    12.4%    17.8%
     Pre-tax profit margin
      excluding one-time
      compensation expenses
      (b)/(a)                   23.0%    22.0%    17.8%
----------------------------------------------------------------------

Merrill Lynch Investment
 Managers
     Total net revenues (a)     $630     $570     $405     11     56

     Pre-tax earnings            240      113      121    112     98
     Impact of one-time
      compensation expenses        -      109        -   (100)   N/M
                             -------- -------- --------
     Pre-tax earnings
      excluding one-time
      compensation expenses
      (b)                        240      222      121      8     98

     Pre-tax profit margin      38.1%    19.8%    29.9%
     Pre-tax profit margin
      excluding one-time
      compensation expenses
      (b)/(a)                   38.1%    38.9%    29.9%
----------------------------------------------------------------------

Corporate
     Total net revenues         $(97)   $(100)    $(93)     3     (4)

     Pre-tax earnings            (85)     (97)     (81)    12     (5)
----------------------------------------------------------------------

Total
     Total net revenues (a)   $8,158   $7,962   $6,319      2     29

     Pre-tax earnings          2,349      593    1,595    296     47
     Impact of one-time
      compensation expenses        -    1,759        -   (100)   N/M
                             -------- -------- --------
     Pre-tax earnings
      excluding one-time
      compensation expenses
      (b)                      2,349    2,352    1,595     (0)    47

     Pre-tax profit margin      28.8%     7.4%    25.2%
     Pre-tax profit margin
      excluding one-time
      compensation expenses
      (b)/(a)                   28.8%    29.5%    25.2%
----------------------------------------------------------------------

Preliminary Segment Data (unaudited)

                                          For the Six Months Ended
                                       ------------------------------
                                                              Percent
                                        June 30,   July 1,     Inc /
(dollars in millions)                     2006      2005       (Dec)
                                       ---------- --------- ----------

Global Markets & Investment Banking
  Global Markets
      Debt Markets                        $3,816    $3,268        17 %
      Equity Markets                       3,450     1,993        73
                                       ---------- ---------
     Total Global Markets net revenues     7,266     5,261        38
  Investment Banking (1)
    Origination:
      Debt                                   762       656        16
      Equity                                 552       465        19
    Strategic Advisory Services              553       374        48
                                       ---------- ---------
     Total Investment Banking net
      revenues                             1,867     1,495        25
                                       ---------- ---------
     Total net revenues (a)                9,133     6,756        35
                                       ---------- ---------

     Pre-tax earnings                      1,705     2,222       (23)
     Impact of one-time compensation
      expenses                             1,369         -       N/M
                                       ---------- ---------
     Pre-tax earnings excluding one-
      time compensation expenses (b)       3,074     2,222        38

     Pre-tax profit margin                  18.7%     32.9%
     Pre-tax profit margin excluding
      one-time compensation expenses
      (b)/(a)                               33.7%     32.9%
----------------------------------------------------------------------

Global Private Client
    Fee-based revenues                    $2,991    $2,557        17
    Transactional and origination
     revenues                              1,801     1,643        10
    Net interest profit and related
     hedges(2)                             1,081       821        32
    Other revenues                           111       150       (26)
                                       ---------- ---------
     Total net revenues (a)                5,984     5,171        16
                                       ---------- ---------

     Pre-tax earnings                      1,066       967        10
     Impact of one-time compensation
      expenses                               281         -       N/M
                                       ---------- ---------
     Pre-tax earnings excluding one-
      time compensation expenses (b)       1,347       967        39

     Pre-tax profit margin                  17.8%     18.7%
     Pre-tax profit margin excluding
      one-time compensation expenses
      (b)/(a)                               22.5%     18.7%
----------------------------------------------------------------------

Merrill Lynch Investment Managers
     Total net revenues (a)               $1,200      $818        47

     Pre-tax earnings                        353       248        42
     Impact of one-time compensation
      expenses                               109         -       N/M
                                       ---------- ---------
     Pre-tax earnings excluding one-
      time compensation expenses (b)         462       248        86

     Pre-tax profit margin                  29.4%     30.3%
     Pre-tax profit margin excluding
      one-time compensation expenses
      (b)/(a)                               38.5%     30.3%
----------------------------------------------------------------------

Corporate
     Total net revenues                    $(197)    $(194)       (2)

     Pre-tax earnings                       (182)     (173)       (5)
----------------------------------------------------------------------

Total
     Total net revenues (a)              $16,120   $12,551        28

     Pre-tax earnings                      2,942     3,264       (10)
     Impact of one-time compensation
      expenses                             1,759         -       N/M
                                       ---------- ---------
     Pre-tax earnings excluding one-
      time compensation expenses (b)       4,701     3,264        44

     Pre-tax profit margin                  18.3%     26.0%
     Pre-tax profit margin excluding
      one-time compensation expenses
      (b)/(a)                               29.2%     26.0%
----------------------------------------------------------------------

N/M = Not Meaningful
(1) A portion of Origination revenue is recorded in the Global Private Client segment.
(2) Includes interest component of non-qualifying derivatives which are included in Other Revenues in Attachment I.

Merrill Lynch & Co., Inc.                                 Attachment V
----------------------------------------------------------------------
Consolidated Quarterly                                  (in  millions)
 Earnings  (unaudited)


                              2Q05    3Q05    4Q05    1Q06     2Q06
                             ------- ------- ------- ------ ----------
 Net Revenues
   Asset management and
    portfolio service fees
       Portfolio service fees  $670    $689    $760   $747       $797
       Asset management fees    472     527     556    619        641
       Account fees             121     123     123    111        114
       Other fees               168     188     199    202        221
                             ------- ------- ------- ------ ----------
       Total                  1,431   1,527   1,638  1,679      1,773
   Commissions
       Listed and over-the-
        counter securities      747     823     878    990      1,027
       Mutual funds             353     383     401    490        470
       Other                    147     136     162    122         89
                             ------- ------- ------- ------ ----------
       Total                  1,247   1,342   1,441  1,602      1,586
   Investment banking
       Underwriting             706     720     632    720        865
       Strategic advisory       214     160     349    245        297
                             ------- ------- ------- ------ ----------
       Total                    920     880     981    965      1,162
   Principal transactions     1,006     917     715  1,993      1,182
   Revenues from consolidated
    investments                  84     142      85    104        186
   Other                        664     548     613    554      1,110
                             ------- ------- ------- ------ ----------
      Subtotal                5,352   5,356   5,473  6,897      6,999
   Interest and dividend
    revenues                  5,974   7,039   8,027  8,664      9,690
   Less interest expense      5,007   5,717   6,720  7,599      8,531
                             ------- ------- ------- ------ ----------
      Net interest profit       967   1,322   1,307  1,065      1,159

                             ------- ------- ------- ------ ----------
   Total Net Revenues         6,319   6,678   6,780  7,962      8,158
                             ------- ------- ------- ------ ----------

 Non-Interest Expenses
   Compensation and benefits  3,148   3,270   2,927  5,750      3,980
   Communications and
    technology                  395     405     412    453        429
   Brokerage, clearing, and
    exchange fees               216     190     217    248        253
   Occupancy and related
    depreciation                227     235     243    241        249
   Professional fees            183     173     193    200        196
   Advertising and market
    development                 160     138     175    144        191
   Office supplies and
    postage                      51      48      59     57         57
   Expenses of consolidated
    investments                  35      91      47     47        145
   Other                        309     192     476    229        309

                             ------- ------- ------- ------ ----------
   Total Non-Interest
    Expenses                  4,724   4,742   4,749  7,369      5,809
                             ------- ------- ------- ------ ----------

 Earnings Before Income Taxes 1,595   1,936   2,031    593      2,349
 Income tax expense             460     560     638    118        716
                             ------- ------- ------- ------ ----------

 Net Earnings                $1,135  $1,376  $1,393   $475     $1,633
----------------------------------------------------------------------
Per Common Share Data
                              2Q05    3Q05    4Q05    1Q06     2Q06
                             ------- ------- ------- ------ ----------

   Earnings - Basic           $1.25   $1.54   $1.56  $0.49     $1.79
   Earnings - Diluted          1.14    1.40    1.41   0.44      1.63
   Dividends paid              0.20    0.20    0.20   0.25      0.25
   Book value                 33.63   34.66   35.82  37.19  37.31 Est.
----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                                Attachment VI
----------------------------------------------------------------------
Percentage of Quarterly Net Revenues (unaudited)


                                     2Q05   3Q05   4Q05   1Q06   2Q06
                                    ------ ------ ------ ------ ------
  Net Revenues
    Asset management and portfolio
     service fees
        Portfolio service fees       10.6%  10.3%  11.2%   9.4%   9.8%
        Asset management fees         7.5%   7.9%   8.2%   7.8%   7.9%
        Account fees                  1.9%   1.8%   1.8%   1.4%   1.4%
        Other fees                    2.6%   2.9%   3.0%   2.5%   2.6%
                                    ------ ------ ------ ------ ------
        Total                        22.6%  22.9%  24.2%  21.1%  21.7%
    Commissions
        Listed and over-the-counter
         securities                  11.8%  12.3%  12.9%  12.4%  12.6%
        Mutual funds                  5.6%   5.7%   5.9%   6.2%   5.8%
        Other                         2.3%   2.1%   2.5%   1.5%   1.0%
                                    ------ ------ ------ ------ ------
        Total                        19.7%  20.1%  21.3%  20.1%  19.4%
    Investment banking
        Underwriting                 11.2%  10.8%   9.3%   9.0%  10.6%
        Strategic advisory            3.4%   2.4%   5.1%   3.1%   3.6%
                                    ------ ------ ------ ------ ------
        Total                        14.6%  13.2%  14.4%  12.1%  14.2%
    Principal transactions           15.9%  13.7%  10.5%  25.0%  14.5%
    Revenues from consolidated
     investments                      1.3%   2.1%   1.3%   1.3%   2.3%
    Other                            10.6%   8.2%   9.0%   7.0%  13.7%
                                    ------ ------ ------ ------ ------
       Subtotal                      84.7%  80.2%  80.7%  86.6%  85.8%
    Interest and dividend revenues   94.5% 105.4% 118.4% 108.8% 118.8%
    Less interest expense            79.2%  85.6%  99.1%  95.4% 104.6%
                                    ------ ------ ------ ------ ------
       Net interest profit           15.3%  19.8%  19.3%  13.4%  14.2%

                                    ------ ------ ------ ------ ------
    Total Net Revenues              100.0% 100.0% 100.0% 100.0% 100.0%
                                    ------ ------ ------ ------ ------

  Non-Interest Expenses
    Compensation and benefits        49.8%  49.0%  43.2%  72.2%  48.8%
    Communications and technology 6.3% 6.1% 6.1% 5.7% 5.3% Brokerage, clearing, and
     exchange fees                    3.4%   2.8%   3.2%   3.1%   3.1%
    Occupancy and related
     depreciation                     3.6%   3.5%   3.6%   3.0%   3.1%
    Professional fees                 2.9%   2.6%   2.8%   2.5%   2.4%
    Advertising and market
     development                      2.5%   2.1%   2.6%   1.8%   2.3%
    Office supplies and postage       0.8%   0.7%   0.9%   0.7%   0.7%
    Expenses of consolidated
     investments                      0.6%   1.4%   0.7%   0.6%   1.8%
    Other                             4.9%   2.8%   6.9%   3.0%   3.7%
                                    ------ ------ ------ ------ ------
    Total Non-Interest Expenses      74.8%  71.0%  70.0%  92.6%  71.2%
                                    ------ ------ ------ ------ ------

  Earnings Before Income Taxes       25.2%  29.0%  30.0%   7.4%  28.8%

  Income tax expense                  7.2%   8.4%   9.5%   1.4%   8.8%
                                    ------ ------ ------ ------ ------

  Net Earnings                       18.0%  20.6%  20.5%   6.0%  20.0%

----------------------------------------------------------------------

  Common shares outstanding (in
   millions):
                                     2Q05   3Q05   4Q05   1Q06   2Q06
                                    ------ ------ ------ ------ ------
       Weighted-average - basic     897.5  881.4  876.2  883.7  885.4
       Weighted-average - diluted   978.5  968.5  970.7  981.1  973.3
       Period-end                   930.9  921.7  919.2  933.4  898.1
----------------------------------------------------------------------

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

Merrill Lynch & Co., Inc.                               Attachment VII
----------------------------------------------------------------------
Supplemental Data (unaudited)                    (dollars in billions)


                                2Q05    3Q05    4Q05    1Q06    2Q06
                               ------- ------- ------- ------- -------
  Client Assets
  Private Client
     U.S.                      $1,234  $1,271  $1,341  $1,381  $1,370
     Non - U.S.                   115     113     117     121     124
                               ------- ------- ------- ------- -------
  Total Private Client Assets   1,349   1,384   1,458   1,502   1,494
  MLIM direct sales (1)           236     272     291     316     326
                               ------- ------- ------- ------- -------
  Total Client Assets          $1,585  $1,656  $1,749  $1,818  $1,820
                               ======= ======= ======= ======= =======

  Assets Under Management (2)    $478    $524    $544    $581    $589

       Retail                     218     231     245     272     275
       Institutional              215     246     250     259     266
       Retail Separate Accounts    45      47      49      50      48

       U.S.                       311     322     333     347     346
       Non-U.S.                   167     202     211     234     243

       Equity                     249     285     299     330     333
       Retail Money Market         46      45      45      48      46
       Institutional Liquidity
        Funds                      68      74      77      78      83
       Fixed Income               115     120     123     125     127

----------------------------------------------------------------------

  Net New Money
       All Private Client
        Accounts (3)               $7     $11     $17     $18      $7

       Annuitized-Revenue
        Products (3) (4)           $8     $10     $10     $13     $10

       Assets Under Management    $(2)    $12     $11     $15      $8

----------------------------------------------------------------------

  Balance Sheet Information: (5)
       Commercial Paper and
        Other Short-term
        Borrowings               $6.8    $4.1    $3.9    $9.4   $13.3
       Deposits                  79.5    77.8    80.0    81.1    79.4
       Long-term Borrowings     117.5   129.6   132.4   134.7   140.1
       Long-term debt issued to
        TOPrS(SM) Partnerships    3.1     3.1     3.1     3.1     3.1

  Stockholders' Equity: (5)
       Preferred Stockholders'
        Equity                    1.7     1.7     2.7     3.1     3.1
       Common Stockholders'
        Equity                   31.3    31.9    32.9    34.7    33.6
                               ------- ------- ------- ------- -------
  Total Stockholders' Equity     33.0    33.6    35.6    37.8    36.7

----------------------------------------------------------------------

  Full-Time Employees (6)      51,800  53,100  54,600  55,500  56,000

  Private Client Financial
   Advisors (7)                14,420  14,690  15,160  15,350  15,520

----------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) Reflects funds managed by MLIM not sold through Private Client channels.
(2) Includes $5 billion of accounts managed by GPC at the end of 2Q05, 3Q05, 4Q05 and 1Q06, and $6 billion at the end of 2Q06.
(3) GPC net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies, as well as net outflows in the recently acquired Amvescap retirement business and the Advest acquisition prior to its system conversion in early March.
(4) Includes both net new client assets into annuitized-revenue products, as well as existing client assets transferred into annuitized-revenue products.
(5) Balance Sheet Information and Stockholders' Equity are estimated for 2Q06.
(6) Excludes 100 full-time employees on salary continuation severance at the end of 2Q05 and 3Q05; 200 at the end of 4Q05 and 1Q06; and 300 at the end of 2Q06.
(7) Includes 140 Financial Advisors associated with the Mitsubishi UFJ joint venture at the end of 2Q06.

    CONTACT: Merrill Lynch
             Media Relations:
             Jessica Oppenheim, 212-449-2107
             jessica_oppenheim@ml.com
             or
             Investor Relations:
             Jonathan Blum, 866-607-1234
             investor_relations@ml.com

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